Vanguard Tax-Exempt Bond ETF
Summary Prospectus
 February 25, 2022
Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca
Vanguard Tax-Exempt Bond Index Fund ETF Shares (VTEB)
 The Fund’s statutory Prospectus and Statement of Additional Information dated February 25, 2022, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/ETFs. You can also obtain this information at no cost by calling 866-499-8473 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment-grade segment of the U.S. municipal bond market.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell ETF Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
Transaction Fee on Conversion to ETF Shares	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.04%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.05%
Example
The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$5	$16	$28	$64

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the Standard & Poor’s National AMT-Free Municipal Bond Index, which measures the performance of the investment-grade segment of the U.S. municipal bond market as determined by the Index Provider, S&P Dow Jones Indices LLC. This Index includes municipal bonds from issuers that are primarily state or local governments or agencies whose interest is exempt from U.S. federal income taxes and the federal alternative minimum tax (AMT) (excluding bonds issued by U.S. territories and commonwealths and certain other bonds as determined by the Index Provider). To be eligible for inclusion in the Index, each bond must have a rating of at least investment-grade, as determined by a nationally recognized statistical rating organization (NRSRO) (e.g., at least BBB– by Fitch Ratings, Inc), the lowest rating will be used in determining if the bond is investment grade. Each bond must also be denominated in U.S. dollars; generally must be a constituent of a deal where the original offering amount was at least $100 million; and generally have a minimum par amount of $25 million. In addition, to be included in the Index, each bond must have a minimum term to maturity or call date greater than one calendar month.
The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in securities held in the Index. Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities whose income will be exempt from federal income taxes and the federal AMT. The Fund seeks to maintain a dollar-weighted average maturity consistent with that of the Index. As of October 31, 2021, the dollar-weighted average maturity of the Index was 13.3 years.

Principal Risks
The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund is subject to the following risks, which could affect the Fund's performance, and the level of risk may vary based on market conditions:
• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.
• Income risk, which is the chance that the Fund's income will decline because of falling interest rates.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Such redemptions and subsequent reinvestments would also increase the Fund‘s portfolio turnover rate.
• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall.
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. In general, credit risk should be relatively low for the Fund because it invests primarily in bonds that are considered to be of high quality.
• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index. Index sampling risk for the Fund is expected to be low to moderate.
• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.
• Tax risk, which is the chance that all or a portion of the tax-exempt income from municipal bonds held by the Fund will be declared taxable, possibly with retroactive effect, because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state or local tax authorities, or noncompliant conduct of a bond issuer.
• Regional risk, which is the chance that economic, political or regulatory occurrences within a certain state may adversely affect the value of securities offered by issuers located within that state. Because the Fund may invest a large portion of its assets in securities located in any one state, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area.
Because ETF Shares are traded on an exchange, they are subject to additional risks:
• The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.
• Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Tax-Exempt Bond Index Fund ETF Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	2.82%	March 31, 2019
Lowest	-3.42%	December 31, 2016
Average Annual Total Returns for Periods Ended December 31, 2021
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Vanguard Tax-Exempt Bond Index Fund ETF Shares				8/21/2015
Based on NAV
Return Before Taxes	1.45%	3.94%	3.49%
Return After Taxes on Distributions	1.45	3.94	3.49
Return After Taxes on Distributions and Sale of Fund Shares	1.53	3.53	3.16
Based on Market Price
Return Before Taxes	1.18	3.90	3.49
S&P National AMT-Free Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.59%	3.98%	3.52%
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on

Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
Stephen M. McFee, CFA, Portfolio Manager at Vanguard. He has managed the Fund since 2020.
Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information, including information on the Fund's NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. A majority of the income dividends that you receive from the Fund are expected to be exempt from federal income and alternative minimum taxes. However, a portion of the Fund’s distributions may be subject to federal income and alternative minimum taxes. Dividend and capital gains distributions that you receive may also be subject to state and local income taxes.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
The S&P National AMT-Free Municipal Bond Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. The Tax-Exempt Bond ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Tax-Exempt Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the Tax-Exempt Bond ETF particularly or the ability of the S&P National AMT-Free Municipal Bond Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P National AMT-Free Municipal Bond Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P National AMT-Free Municipal Bond Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Tax-Exempt Bond ETF. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of the Tax-Exempt Bond ETF into consideration in determining, composing or calculating the S&P National AMT-Free Municipal Bond Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Tax-Exempt Bond ETF or the timing of the issuance or sale of the Tax-Exempt Bond ETF or in the determination or calculation of the equation by which the Tax-Exempt Bond ETF is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Tax-Exempt Bond ETF. There is no assurance that investment products based on the S&P National AMT-Free Municipal Bond Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P NATIONAL AMT-FREE MUNICIPAL BOND INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TAX-EXEMPT BOND ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P NATIONAL AMT-FREE MUNICIPAL BOND INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Vanguard Tax-Exempt Bond Index Fund ETF Shares—Fund Number 4391
To request additional information about the Fund, please visit vanguard.com or contact us at 866-499-8473.
© 2022 The Vanguard Group, Inc. All rights reserved.
U.S. Patent No. 6,879,964.
Vanguard Marketing Corporation, Distributor.
SP 4391 022022